                                                                   EXHIBIT 10.37
                                                                     Page 1


                                   PROMISSORY NOTE


$948,089

Dated:   October 21, 1996    At:  South El Monte, California

         FOR VALUE RECEIVED, the undersigned LEE PHARMACEUTICALS, INC., a California corporation with its principal place of business located at 1444 Santa Anita Avenue, South El Monte, California 91733 ("Maker"), promises to pay to the order of ROBERTS LABORATORIES INC., a New Jersey corporation with its principal place of business located at Meridian Center II, Four Industrial Way West, Eatontown, New Jersey 07724-2274 ("Lender"), the principal sum of Nine Hundred Forty-Eight Thousand Eighty Nine Dollars ($948,089) (the "Principal sum"), with interest thereon at the rate equal to the prime rate as it may exist from time to time which is equal to the highest prime rate reported from time to time by the Wall Street Journal (but in no case more than any interest rate permitted by law) from the date set forth above, to be paid in lawful money of the United States of America, at Lender's address set forth above or such other place as Lender may from time to time designate in writing. All references to Lender in this Note shall be deemed to mean and include any subsequent holder hereof.

    1. PAYMENT OF PRINCIPAL AND INTEREST. The indebtedness evidenced hereby shall be repaid in equal monthly installments of principal in the amount of Nineteen Thousand Seven Hundred Fifty-One Dollars and Eighty-Five Cents ($19,751.85) each, commencing on November 1, 1996 and continuing monthly thereafter until October 1, 2000 and one payment on November 1, 2000 of the entire remaining principal balance then outstanding, plus all accrued and unpaid interest and all other applicable fees, costs and charges if any shall have been paid in full. Interest shall accrue on all of the unpaid outstanding balance of the purchase price and shall be paid monthly commencing November 1, 1996, at a rate equal to the highest prime rate published in the Wall Street Journal during the month preceding the month in which the interest payment is due and continuing until the entire outstanding amount of the purchase price shall have been paid in full. In no case, however, shall the interest rate be higher than that rate permitted by applicable law.

    2. SECURITY. This Note and all the obligations of Maker hereunder are secured by the security interests granted in the Security Agreement of even date herewith executed by Maker (the "Security Agreement"). This Note, and the Security Agreement, together with all other documents now or at any time hereafter creating, evidencing or securing the indebtedness evidenced by this Note, are herein referred to collectively as the "Loan Documents."

    3. APPLICATION OF PROCEEDS. Maker is giving this Note to Lender pursuant to an Asset Purchase and Sale Agreement of even date herewith between Maker and Lender (the "Asset Purchase Agreement") to purchase the Assets (as that term is defined in the Asset Purchase Agreement).

                                                                   EXHIBIT 10.37
                                                                     Page 2


    4. PREPAYMENT RIGHTS. Maker shall have the right to prepay at any time and from time to time all or any portion of the entire principal balance of this Note and interest thereon, together with all other indebtedness evidenced hereby, without penalty, provided that Lender shall have received at least ten (10) days prior written notice of prepayment and Maker shall pay all accrued and unpaid interest thereon and all other fees and costs, if any, due to Lender under this Note. Any partial prepayment will be applied first against any fees or charges due under the Loan Documents, if applicable, and then against accrued and unpaid interest and then against the principal of this Note. No partial prepayment will excuse any future payment of principal or interest as long as any amounts remain unpaid.

    5. DEFAULT PROVISIONS. The occurrence of any one or more of the following events shall constitute an Event of Default under this Note: (a) failure of Maker to pay when due any amount required to be paid; (b) the Maker shall be adjudicated a bankrupt or insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors, or the Maker shall apply for or consent to the appointment of a receiver, trustee, or similar officer for it or for all or any substantial part of its property, or such receiver, trustee or similar officer shall be appointed without the application or consent of the Maker and such appointment shall continue undischarged for a period of ninety (90) days, or the Maker shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction, or any such proceeding shall be instituted (by petition, application or otherwise) against the Maker and shall remain undismissed for a period of ninety (90) days, or (c) any default under the Security Agreement; provided, however, that no Event of Default shall be deemed to have occurred if: (a) there continues to exist a good faith disagreement between Maker and Robert Laboratories, Inc. with respect to the proper amount payable by Maker in respect of this Note or (b) if there exists a good faith disagreement during the term of this Note regarding the Assets conveyed by Roberts Laboratories, Inc. as seller to Maker as purchaser under the Asset Purchase and Sale Agreement. Whenever there is an Event of Default under this Note, Lender shall give Maker written notice of such Event of Default and if such Event of Default is not cured within 30 days of receipt of such written notice, Lender may, at its option, declare the unpaid balance of the principal amount, together with all accrued and unpaid interest and all other indebtedness evidenced hereby, to be immediately due and payable, and exercise any and all rights and remedies available to Lender hereunder, under applicable laws and under any of the other Loan Documents, all of which rights and remedies are cumulative.

    6. PAYMENT OF COLLECTION COSTS. If Lender requires the services of an attorney to enforce the payment of this Note or the performance of the other Loan Documents, or if this Note is collected through any lawsuit, bankruptcy, or other proceeding, Maker agrees to pay Lender an amount equal of reasonable attorneys' fees and other actual collection costs.

    7. WAIVER OF CERTAIN RIGHTS OF MAKER. As to this Note and the Security Agreement, and all other Loan Documents, the undersigned waives all applicable exemption

                                                                   EXHIBIT 10.37
                                                                     Page 3


rights, whether under any State Constitution or otherwise, and also waives valuation and appraisement, presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and expressly agrees that the maturity of this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of Maker.

    8. NON-WAIVER OF CERTAIN RIGHTS OF HOLDER. Any failure by the holder hereof to insist upon the strict performance of any of the terms and provisions of this Note or of any of the other Loan Documents shall not be deemed to be a waiver of any of the terms and provisions hereof, and the holder hereof, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by maker of any and all of the terms and provisions of this Note and the other Loan Documents.

    9. INVALIDITY OF PROVISIONS. In the event that any one or more of the provisions contained in this Note or any of the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note or any of the other Loan Documents, and each term and provision of this Note and the other Loan Documents shall be valid and enforceable to the fullest extent permitted by law.

    10. AMENDMENTS MUST BE IN WRITING. This Note may not be changed orally, but only by an agreement in writing signed by Maker.

    11. GOVERNING LAW. This Note is to be construed according to the laws of the State of California and shall be binding upon and inure to the benefit of Maker and Lender and their respective successors and assigns.

    12. CAPTIONS. The captions of this Note are for convenience only and shall neither limit nor enlarge the provisions hereof.

    Executed as of the day and year first above written.


                                              LEE PHARMACEUTICALS, INC.


                                              By:      Ronald G. Lee
                                                 -----------------------------
                                                       Ronald G. Lee

                                              Title:    President and CEO

                                              Date:     October 21, 1996
                                                   ---------------------------